SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2011, the Compensation Committee of the Board of Directors of Vermillion, Inc. (the “Company”) approved Eric Schoen’s annual base salary to be $160,000. Mr. Schoen will be eligible for a bonus of up to 10% of his base salary for achievement of reasonable performance-related goals and milestones. In addition, Mr. Schoen was granted an option to purchase 20,000 shares of the Company’s common stock, par value $0.001 per share. The shares will vest monthly over a three-year period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: November 14, 2011	By:	/s/ Eric Schoen
Eric Schoen
Chief Accounting Officer